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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference of our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated June 20, 1997, in the Registration Statement on Form S-1 and related Prospectus of MCK Communications, Inc. for the registration of shares of its common stock.



                                       /s/ PricewaterhouseCoopers LLP
                                       -------------------------------------
                                       PricewaterhouseCoopers LLP


Calgary, Alberta
August 24, 1999